UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 10, 2022
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5100 East Skelly Drive, Suite 500, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On May 10, 2022, the Board of Directors of Matrix Service Company (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, increased the size of the Board from seven to eight members and appointed Jose Luis Martin de Bustamante to serve as a member of the Board of Directors, to fill the resulting vacancy, for a term commencing on May 10, 2022 and expiring at the Annual Meeting of Stockholders of the Company in 2022 and until his successor is duly elected and qualifies, unless he sooner dies, retires or resigns. The Board of Directors also appointed Mr. Bustamante to serve on each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors coincident with the commencement of his service as a director.
On May 16, 2022, the Company issued a press release announcing the appointment of Mr. Bustamante to the Board of Directors. The full text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.
In conjunction with his appointment, the Company will enter into an Indemnification Agreement with Mr. Bustamante, the form of which has been filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on September 13, 2021. The Indemnification Agreement provides indemnity to the director against liabilities incurred in the performance of his duties to the fullest extent permitted by law.

Item 9.01	Financial Statements and Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description

99	Press release dated May 16, 2022, announcing the appointment of Jose Luis Martin de Bustamante to serve as a member of the Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: May 16, 2022	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer